                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant                     /X/

Filed by a Party Other than Registrant  / /

Check the Appropriate Box:

   / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                             Commission Only as listed by Rule
                                             14a-6(e)(2)0
   /X/ Definitive Proxy Statement

   / / Definitive Additional Materials

   / / Soliciting Material Under Rule 14a-12


                             EPIXTAR CORPORATION
                          ------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing fee (Check the appropriate box):

/X/ No Fee Required

/ / Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11


         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate Number of Securities to which transaction applies:

         (3) Per unit price or the underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

         (4) Proposed maximum aggregate value of transaction: $ ____________

         (5) Total fee paid: $ _______________

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:


         (1) Amount Previously Paid: $_______________.

         (2) Form, Schedule or Registration Statement No.: ________

         (3) Filing Party:

         (4) Date Filed:

                               EPIXTAR CORPORATION
                              11900 Biscayne Blvd.
                              Miami, Florida 33181

                                                                November 7, 2003

To Our Shareholders:

      The Annual Meeting of Shareholders of Epixtar Corporation, a Florida corporation will be held at 10:00 a.m. local time on November 21, 2003, at its corporate headquarters located at 11900 Biscayne Boulevard, Miami Florida 33181.

      Enclosed is our Notice of the Annual Meeting of Shareholders, Proxy Statement and Proxy Card. The enclosed Proxy Statement and Proxy Card contain details concerning the business to come before the meeting, including election of the named nominees to our Board of Directors and for the terms indicated. You should note that, after careful consideration, our Board of Directors unanimously recommends a vote "FOR" each of the nominees for director.

      If you were a record holder of our common stock on you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. For that reason we request that you sign and return the Proxy Card now. A postage paid envelope is enclosed for your convenience in replying. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

      We look forward to reviewing our activities with you at the meeting. We hope you can be with us.

                                            Sincerely,
                                            /s/ Martin Miller
                                            ------------------------
                                            Martin Miller
                                            Chairman of the Board

                               EPIXTAR CORPORATION
                              11900 Biscayne Blvd.
                              Miami, Florida 33181



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held November 21, 2003

To the Shareholders of Epixtar Corporation:

      NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Epixtar Corp., a Florida corporation, will be held at 10:00 a.m. local time, on November 21, 2003, at the Company's offices at 11900 Biscayne Boulevard, Miami, Florida 33181 to consider and to vote on the following matters as more fully described in the accompanying Proxy Statement:

      To elect the named nominees to our Board of Directors; and

      To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on October 1, 2003 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjourned meetings thereof.

      All Shareholders are cordially invited to attend the Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope furnished for that purpose as promptly as possible, whether or not you plan to attend the Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person if you wish. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                                        By Order of the Board of Directors
                                        Martin Miller
                                        Chairman of the Board

                               EPIXTAR CORPORATION
                              11900 Biscayne Blvd.
                              Miami, Florida 33181

                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held November 21, 2003

                                VOTING AND PROXY

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Epixtar Corporation for use at an Annual Meeting of Shareholders to be held at 10:00 a.m. local time, on November 21, 2003, at the Company's offices at 11900 Biscayne Boulevard, Miami, Florida 33181, and any adjournments thereof. When such proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" election of the named nominees to our Board of Directors and for the terms indicated. Any holder of record giving a proxy has the power to revoke it at any time before it is voted by written notice to our Secretary, by issuance of a later dated proxy, or by voting in person at the meeting. This Proxy Statement and accompanying Proxy Card is being mailed on or shortly after November 5, 2003, to all Shareholders entitled to vote at the meeting.

      At the close of business on October 1, 2003, the record date for determining Shareholders entitled to notice of and to vote at the meeting, the total number of shares or share equivalents entitled to vote at our meeting is 11,315,444 consisting of 10,643,734 shares of common stock outstanding and 671,710 votes by holders of 23,511 shares of Series A Convertible Preferred Stock outstanding. The preferred stock is entitled to vote on an as-converted basis with our common stock, with each share of preferred being entitled to
28.57 non-cumulative votes. Each share of our common stock is entitled to one non-cumulative vote. The total votes represented by the shares of common stock and the votes to which the preferred stock are entitled shall be referred to as the "Votes." The holders of the preferred stock as a class have the right to designate and elect one director for the board, but have not done so.

Vote Required

      Provided a quorum is present at the meeting (in person or by proxy) a plurality of the Votes cast shall be sufficient to elect each nominee on the Company's slate of directors.

      For all proposals, abstentions or no votes or "Broker non-votes" with respect to shares present and voting, in person or by proxy, at the Meeting will be counted in tabulations of the votes cast but will have the effect of a vote against such proposal. "Broker non-votes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

                      ELECTION OF DIRECTORS OF THE COMPANY

Information Concerning Nominees

      All of the nominees are presently directors of the Company. The following table sets forth the positions and offices presently held with us by each nominee, his age, his principal occupation and his tenure as a director:

                                      Principal Occupation or          Director
Name                      Age         Position in the Company          since
----                      ---         -----------------------          -----

Martin Miller............. 63         Chief Executive Officer           2002

David Srour............... 42         President,                        2003
                                       Chief Operating Officer

Irving Greenman........... 67         Chief Financial Officer           2000

William D. Rhodes......... 56         President Epixtar Group           2001
                                       (a subsidiary of the Company)

David Berman.............. 58         Attorney, Partner                 2002
                                       Berman & Berman

Kenneth Elan.............. 50         Attorney                          2003
                                       Law Office of Kenneth Elan

John W. Cooney............ 68         Vice President                    2003
                                       Lionstone Group, Inc.

      Set forth below is additional information concerning each nominee.

      Martin Miller has been a private investor for the last five years. He also acted as a United States manager of corporate finance for a foreign investment group. Mr. Miller also served as an officer and director of the Company from June 1997 through 2000 during the period in which the corporation had no operations.

      David Srour has served as the President of the Company since June, 2003. He previously served as Vice President and Chief Operating Officer of the Company from November 2001 through June 2003. Prior to joining the Company, Mr. Srour was Senior Director of Information Service of Carr America Realty, a former client of his at KPMG Consulting in McLean, Virginia, where he was a Senior Manager from 2000 to 2001. At KPMG, Mr. Srour specialized in eCommerce, project management and process improvement consulting services. Beginning in 1997, he spent four years at Ernst and Young LLP, providing information systems and process improvement consulting services including back office and e-commerce implementations for such clients as General Motors, Lehman Brothers and Simon Property Group. Mr. Srour also has significant telecommunications experience, including roles as Chief Operating Officer of Interactive Telecard Services, Inc. and SmarTel Communications.

      William D. Rhodes served as President of the Company from January 2001 through [June 2003]. In February 2001, Mr. Rhodes was also the founding President of National Online Services, Inc. (presently a subsidiary of the Company), establishing corporate infrastructure for this new Internet service provider of "B-to-B" services, and remains the current President of National Online and other domestic subsidiaries of the Company. Mr. Rhodes performed consulting services for the Company from September 2000 until February 2001. Prior to this, from February 1999 through July 2000, Mr. Rhodes served as Chief Operating Officer of Equalnet Communications Corp. in Houston, Texas with responsibility for all company operations including customer care, billing, provisioning and networks. From 1996 until 1999, Mr. Rhodes served as President and Chief Operating Officer of Valu-Line Communications in Longview, Texas. Mr. Rhodes has an MSEE and BSEE from the University of Missouri at columbia and has been involved in state-of-the-art electronics, navigation and communication projects throughout his career including 20 years with Rockwell International.

      Irving Greenman has been an officer of the Company from 2000 to the present, acting in the capacity of President and Chief Executive Officer from that time until September 2002 and as Chief Financial Officer throughout the period. He served in various executive positions, including Chief Financial Officer and Chief Executive Officer, for the past twenty-five years. He was Chief Financial Officer for Kaleidoscope Media Group, Inc. (an Entertainment Company) from January 1998 through December 31, 1999. He held a similar position with Medica Media and Healthcare International from 1988-1998, companies in the healthcare field. Mr. Greenman is a Certified Public Accountant in New York and in Florida.

      David Berman is a practicing attorney in Miami, Florida and the Company's outside director. Since 1983, Mr. Berman has been a partner in Berman & Berman, a partnership in Miami, Florida specializing in tax law and business planning. Prior to this he was a member of the firm of Bedzow & Korn of Miami.

      Kenneth Elan has been a practicing attorney in New York City for over twenty-five years. For the last five years he has been a sole practitioner specializing in litigation concentrating in corporate and commercial litigation.

      John W. Cooney has been a Vice President for Lionstone Group, Inc., owner of the Seville and the Ritz-Carlton Hotels on Miami Beach, DuPont Plaza in Miami, Sheraton Curacao Resort, Princess Beach Resort Curacao, and Holiday Inn Aruba, since 2000. From 1997 through 2000, he was President of Westbourne, Inc., an import-export company. He retired in 1997 from Coopers & Lybrand's Miami office where he served as Senior Tax Partner. While with Coopers & Lybrand, he served on several committees in the firm, having responsibility for review of all real estate tax oriented investments in which the firm was involved. Mr. Cooney provides tax and financial consulting services specializing in taxation, including foreign taxation, real estate and partnerships. Mr. Cooney has provided expert witness testimony in many proceedings involving real estate, condominium conversions and other related matters.

      Identification of Executive Officers as of September 30, 2003 who are not Directors or nominees)

Name                      Age            Position(s)
----                      ---            -----------
Richard Sablon............ 43            Vice President
Gerald Dunne.............. 42            Executive Vice President
Harry Fozzard............. 37            Vice President-Marketing
Kurt J. Protzman.......... 37            Vice President-Business Development
Sneharthi Roy............. 39            Vice President-Call Center Operations
Deborah Gambone........... 51            Secretary

      Richard Sablon is a vice president. Mr. Sablon was previously vice president and chief telephony engineer for Equalnet Communications Corp. of Houston, Texas from 1998 to 2000. From 1994 through 2001, Mr. Sablon was the President of Dominator Technologies, Inc. of Miami, Florida which engaged in telecommunications consulting. Mr. Sablon was also a founder of FreeCaller Communications, a patented advertiser-sponsored long distance service. From 1990 to 1993, Mr. Sablon was the chief executive of Telecaribe Communications, Inc., a company that provided the first post-embargo commercial direct-dial service to Cuba from the United States.

      Gerald M. Dunne is Executive Vice President of the Company and has been an executive since 2001. He was formally the Chairman and Chief Executive Officer of Group Long Distance Inc., a NASDAQ-traded long distance reseller from 1988 through 1999. Mr. Dunne led the Company to over 200,000 residential and small business subscribers before leaving to become employed by us. Mr. Dunne also previously worked in the Acounting Department of Union Carbide Corporation in Danbury, Connecticut.

      Harry Fozzard is the Chief Marketing Officer of the Company and since mid-2002 has held various executive positions. He joined the Company from LeanForward, Inc. of Houston, Texas where he was Chief Executive Officer from 2001 to 2002. From 2000 to 2001 he was Vice President of the eBusiness Group of HTE8 of Houston, Texas and from 1998 to 2000, he was an independent consultant for Equalnet Communications Corp.

      Kurt J. Protzman has been employed by us since July 2003 as Senior Vice President of Business Development. From July 2001 to 2003, he was Chief Executive Officer and owner of Direct Marketing

Development, Inc. which provided consulting, business development, and direct marketing services. He was employed by Sitel Corporation of Omaha, Nebraska as Vice-President of Strategic Accounts from 1999 to 2001. He also served as a General Manager for Sitel. From 1997 through 1999, he was Vice President and General Manager of TransComUSA, Inc. of Indianapolis, Indiana, managing a call center with over 2,500 work stations.

      Sneharthi Roy has been our Vice President of Call Center Operations since July, 2003. From 2001 to 2003, he was employed as head of Call Center Operations for HCL Information Systems Ltd. of India. From 2000 to 2001 he was General Manager of Globsyn Technologies Ltd. He was regional manager of Atlas Copco AB Sweden from 1995 to 2000.

      Deborah Gambone has been general counsel of the Company since December 2001 and was elected Secretary and a Vice President of the Company in November 2002. From 2000 to 2001 she was a contracts manager and corporate counsel for Telecomputing, Inc. of Ft. Lauderdale, Florida. She also was in-house counsel for International Research Group, Inc. of Boca Raton, Florida from 1999-2000. Prior to this, she was corporate counsel for Global Mindlink Foundation, a non-profit entity specializing in funding charitable events for children.

      Executive officers are elected annually by the our Board of Directors to hold office until the first meeting of the Company's Board of Directors following the next annual meeting of Shareholders and until their successors are chosen and qualified.

Information Concerning the Board

      The Board of Directors held one meeting during the year ended December 31, 2002. During the year all other actions were taken through unanimous written consents.

      Prior to August 14, 2003, the Board of Directors acted as the Audit Committee as permitted by the rules of the Securities & Exchange Commission. Effective August 14, 2003, however, the Company established an Audit Committee consisting John Cooney, David Berman, and Kenneth Elan each of whom we believe is an independent director. Mr John Cooney is chairman of the committee who we believe qualifies as a financial expert under current regulations.

Section 16 (a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% Shareholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended December 31, 2002, there were officer, director or greater than 10% beneficial owners that were late with certain of their filings. The Company is instituting a program to insure compliance.

Executive Compensation

      The following table sets forth information concerning compensation paid or accrued by us or any of our subsidiaries for services rendered during the fiscal years ended December 31, 2002, 2001 and 2000 by our Chief Executive Officer and four highest paid additional officers during its fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                       Annual                 Long-Term
                                                                     Compensation            Compensation
                                                                  ------------------     ---------------------
Name and Principal                                                                       Securities Underlying
Positions                                                         Year        Salary           Option(s)
---------                                                         ----        ------     ---------------------
Martin Miller..................................................   2002         None           --           --
Chairman, CEO
(10/02-Present)*

Irving Greenman................................................   2002     $300,000      $75,000
Chairman, CEO                                                     2001      200,000                   200,000
(2000 through 9/02)*

William Rhodes.................................................             151,630       25,000

David Srour....................................................             186,969       50,000

Gerald Dunne...................................................             146,315       50,000

Richard Sablon.................................................             141,219       25,000

      *Mr. Greenman was Chief Executive Officer for a portion of 2002 until Mr. Martin Miller assumed that position.

                        EXECUTIVE COMPENSATION AGREEMENTS

      The Company does not have any written agreements with its executives or employees.

                                     OPTIONS

      Set forth below with respect to the Officers named above is further information concerning options to purchase common stock under our stock option plan.

Options Granted in 2002

      No options were granted to any above named officer in 2002.

Options Exercised and Fiscal Year End Options Retained

      No options were exercised by any above named officer in 2002. The market price of the stock of the Company was at a high of $1.85 for the year which is below the exercise price of $2.50 for all outstanding options during that year. Therefore the options were not "in the money."

      Set forth below is certain information relating to options retained by the above named officers:

                                                   Exercisable  Unexercisable
                                                   -----------  -------------
Irving Greenman..................................     66,667       133,333
William Rhodes...................................     33,333        66,667
David Srour......................................     13,333        26,667
Richard Sablon...................................     50,000       100,000
Gerald Dunne.....................................     16,667        33,333

Additional Options in 2003

      On April 22, 2003, we have granted additional options to purchase 1,600,000 shares of our common stock at $3.50 per share. We also granted an additional 430,000 options in July 2003 at an exercise price of $4.50. A portion of these additional options were granted to officers and directors named in the compensation table as follows:

David Srour.........................................     200,000
Irving Greenman.....................................     100,000
Gerald Dunne........................................     200,000
Richard Sablon......................................     100,000
William Rhodes......................................     100,000

Certain Relationships and Related Transactions

      On November 14, 2000 we acquired the entire interest of Trans Voice Ltd in SavOn, a Florida limited liability company. Trans Voice Ltd's interest consisted of a 51% ownership interest in SavOn, which increased to 80% on November 15, 2000 pursuant to an Acquisition Agreement between Trans Voice Ltd (a foreign corporation) and Teltran International, Inc. (SavOn's former majority member) dated May 1, 2000. The purchase price of Trans Voice Ltd's entire interest in SavOn was 2,000,000 shares of our common stock. The original agreement provided if during the period commencing January 1, 2001 and ending June 30, 2002 the accumulated net after tax income of SavOn is greater than $1,200,000 then for each $1.00 of net after tax income of SavOn in excess of $1,200,000 during the Earnings Period, Trans Voice Ltd. will receive additional shares of our common stock having a market value of $10.00 per share. Due to the cancellation of the SavOn's agreement with Global Crossing, SavOn discontinued its telecommunications business. Trans Voice Ltd. claimed that it was deprived of its right to additional shares as we would have no earnings. In lieu of all claims of Trans Voice Ltd. against us, we paid an additional $225,000 that was capitalized as part of goodwill.

      On March 31, 2001, we entered into an agreement to purchase National Online. The transaction was intended as a tax-free reorganization for federal income tax purposes pursuant to which we exchanged 2,000,000 of our shares for all of the outstanding shares of National Online pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986. Prior to the transaction, the outstanding stock of National Online was owned as follows: 80% by Trans Voice Ltd, and 20% by Sheldon Goldstein. Prior to the transaction, Trans Voice Ltd. also held 2,000,000 shares or 331/3 of our stock. Also, as part of the transaction, Global agreed to pay additional contingent considerations to the former shareholders of National Online. This contingent consideration was payable, if during the eighteen month period commencing April 1, 2001 and ending September 30, 2002, the accumulated net after tax income of National Online was $1,200,000 or greater. In that event, we were required to issue that number of our additional shares, valued at $10.00 per share, equivalent to the dollar value of the excess of net after tax income of National Online over $1,200,000. The former owners of National Online claimed that we failed to commence National Online's operations timely and adequately fund it. As of November 30, 2001, the shareholders and we agreed to eliminate the contingent right and settle all claims in consideration for an additional 2,500,000 shares of our common stock.

      In April 2001 we entered into an oral agreement to pay Trans Voice Investments, Inc. $4.00 per customer (per month). On October 1, 2001, the agreement was modified because the parties agreed the payments were excessive. Trans Voice Inc. is unaffiliated with Trans Voice Ltd. Pursuant to the Payment Agreement National Online is obligated to pay Trans Voice Inc. $150,000 per month as long as National Online and affiliates operates its programs. In addition, Trans Voice Inc. is to receive an additional $1.00 for each additional customer in excess of 100,000 customers in any given month. National Online is also obligated to provide office space and services to Trans Voice Inc. to pay as consideration as a finder's fee and for services provided in connection with the organization of National Online. Messrs. Stanley Myatt and Martin Miller are the sole stockholders of Trans Voice Inc., which owns a 98% interest in Trans Voice L.L.C. which has been our principal shareholder since June 2002.

      We have decided to outsource many aspects of the development of our new business plan. We have entered into an agreement with Trans Voice LLC, our principal stockholder, to find, contract with, pay and supervise an entity to assist in the development of our new business direction, including assisting us in:

      o Managing existing vendor relationships for sales campaigns and growth to meet new business needs.

      o Managing site selection, lease negotiations, design and build-out, of Epixtar's offshore contact centers.

      o Negotiating incentive and financial assistance packages with government ministries and agencies on behalf of Epixtar.

      o Identifying commercial opportunities for Epixtar to sell new services and developing new products for Epixtar to market.

      o Identifying and negotiating merger and acquisition situations for Epixtar.

      The arrangement requires Trans Voice to pay the third party and for us to reimburse Trans Voice for these payments. Trans Voice receives no separate consideration for this arrangement and any payment it receives is merely reimbursement of amounts paid or to be paid to the subcontractor.

      In the third quarter of 2002 we repaid loans aggregating $175,000 to Trans Voice Inc. and Stanley Myatt. The loans bore interest at seven percent per annum.

      Based upon agreements in principle reached on November 20, 2002 the Company entered into an agreement on December 6, 2002 relating to its note to Brookfield Investments Ltd. ("Brookfield"). The note is in the amount of approximately $2,800,000 and due on demand. The Company obtained an agreement to defer demand for payment for over two years, and for Brookfield to subordinate its security interest in the Company's and its subsidiaries' accounts receivable to certain types of lenders. The Company agreed to issue 3,000,000 shares of the Company's restricted common stock and agreed to repay accrued interest by July 2003. In addition, the Company retained the right to prepay the loan without any penalty at any time. The stock was never issued pending negotiations that began in December 2002. After these negotiations, the parties determined to modify the agreement ab initio and issue warrants to Brookfield to purchase 4,000,000 shares of the Company's common stock at an exercise price of fifty cents ($0.50) per share in lieu of issuing the 3,000,000 shares to Brookfield. The warrants are exercisable during the period from May 31, 2003 until May 31, 2006. The market price was forty cents ($0.40) at the time of the agreement in principle in November 2002. Subsequent to March 2003 Brookfield voluntarily agreed to surrender its security interest.

Principal Shareholders and Stockholdings of Directors

      The following table sets forth certain information regarding beneficial ownership of the common stock as of September 30, 2003 by (i) each Shareholder known by us to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each director of ours, (iii) each named officer, (iv) and all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

      Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name and Address of                         Number of Shares        Approximate
Beneficial Owner                           Beneficially Owned       Percentage
----------------                           ------------------       ----------
Martin Miller (1)(2).....................       2,898,921              27.1%
Stanley Myatt (1)........................       2,803,000               26.3
Sheldon Goldstein........................         900,000                8.4
David Srour (3)..........................          26,667                  *
Irving Greenman (3)......................         133,333                1.2
David Berman (3).........................          18,333                  *
Richard Sablon (3).......................         100,000                  *
William Rhodes (3).......................          66,667                  *
Gerald Dunne.............................          33,333                  *
John Cooney..............................            none
Kenneth Elan.............................            none
Directors as a group(1)(3)...............       3,405,091               31.9
-----------
(1) Including 5,606,000 shares, registered in the name of Trans Voice, LLC. Each of Messrs. Miller and Myatt is deemed to beneficially own this percentage of the Company by virtue of their or their affiliates 50% ownership of Trans Voice Investments Inc. which owns 48% of Trans Voice LLC.

(2) Includes 95,921 shares owned by Mr. Miller and his spouse. It does not include 122,500 shares owned by his spouse which Mr. Miller denies any beneficial ownership.

(3) Represents shares underlying options exercisable within 60 days. In addition to these options additional shares are subject to options not exercisable within 60 days as follows:

        Irving Greenman.....................................     166,667
        William Rhodes......................................     133,333
        David Berman........................................      66,667
        Kenneth Elan........................................      50,000
        David Srour.........................................     213,333
        John Cooney.........................................      50,000
        Richard Sablon......................................     150,000
        Gerald Dunne........................................     216,667
        All officers and directors as a group                  1,546,667

(4) Brookfield owns of record 770,000 shares and warrants to purchase 4,000,000 shares of our Common Stock. We have been advised by Brookfield that all of our securities held by it are held as nominee for several unrelated third parties.

*   less than 1%

                          TRANSACTION OF OTHER BUSINESS

      As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters other than those set forth herein and in the Notice of Meeting of Shareholders that will come before the meeting. Should any other matters arise requiring the vote of Shareholders, it is intended that proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the Company's 2004 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received by the Company's offices in Miami, Florida by April 16, 2004 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                   FORM 10-KSB

      A copy of our Form 10-KSB is available at no charge upon written request to its Investor Relations Department at 11900 Biscayne Boulevard Suite 262, Miami, Florida 33181.

                                                                       Exhibit A


Epixtar Corporation
11900 Biscayne Boulevard
Miami, Florida 33181


PROXY


                                 FORM OF PROXY
                                   FRONT PAGE

The undersigned hereby appoints Martin Miller, David Srour and Irving Greenman, and each of them, with power of substitution, to represent and vote on behalf of the undersigned all of the shares of Epixtar Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders for the year 2003 to be held on November 21, 2003, at the offices of the Company at 11900 Biscayne Boulevard, Florida and at any adjournment thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the proposals more fully described in the notice of and proxy statement for the meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED BELOW AND ELECTION OF THE PERSONS NAMED BELOW AS DIRECTORS.

1. ELECTION OF DIRECTORS.

   /_/ FOR all nominees listed below              /_/ WITHHOLD AUTHORITY
    (except as marked to the contrary below)          to vote for all nominees
                                                      listed below

   /_/ Martin Miller   /_/ David Srour   /_/ Irving Greenman

   /_/ William Rhodes  /_/ David Berman  /_/ John W. Cooney

   /_/ Kenneth Elan

INSTRUCTION:

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

                                  FORM OF PROXY
                                     REVERSE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE ABOVE-DESCRIBED PROPOSALS AND FOR ELECTION OF THE NAMED DIRECTOR NOMINEES. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the partnership or limited liability company name by authorized person.

                           Printed Name of Shareholder

------------------------------------  ------------------------------------------
                Date                                   Signature

------------------------------------
      Signature if held jointly

Please sign and return this proxy in the enclosed, postage-paid envelope whether or not you attend the meeting. You may attend the meeting and void this proxy simply by voting your shares. I will /_/ will not /_/ attend the meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.